UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

369 N. New York Avenue, Suite 201 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code

(407) 904-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Alpine Income Property Trust, Inc. (the “Company”) was held on May 21, 2025.  At the 2025 Annual Meeting, the Company’s stockholders (i) elected John P. Albright, Rachel Elias Wein, M. Carson Good, Andrew C. Richardson, and Brenna A. Wadleigh to serve as members of the board of directors of the Company until the 2026 Annual Meeting of Stockholders; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024 (the “Say-on-Pay Vote”); (iii) approved, on a non-binding advisory basis, a frequency of every year for future non-binding, advisory votes on the compensation of the Company’s named executive officers; and (iv) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

The proposals below are described in detail in the Company’s definitive proxy statement dated April 8, 2025.  The voting results for each proposal were as follows:

Proposal 1 – Election of Directors:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Albright	9,356,780	53,991	12,229	2,444,323
Rachel Elias Wein	9,098,122	313,717	11,161	2,444,323
M. Carson Good	9,031,386	380,130	11,484	2,444,323
Andrew C. Richardson	9,348,778	62,150	12,072	2,444,323
Brenna A. Wadleigh	9,345,313	66,320	11,366	2,444,323

Proposal 2 – The Say-on-Pay Vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,127,281	3,063,043	232,676	2,444,323

Proposal 3 – Advisory vote regarding frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
8,941,873	10,765	231,032	239,330	2,444,323

Proposal 4 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025:

FOR	AGAINST	ABSTAIN
11,306,665	546,242	14,415

In light of the stockholders’ recommendation that future non-binding, advisory votes on the compensation of the Company’s named executive officers be held every year, which was consistent with the recommendation of the Company’s board of directors, the Company’s board of directors has decided that the Company will hold future non-binding, advisory votes on the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025

Alpine Income Property Trust, Inc.

By: /s/ John P. Albright

John P. Albright, President

and Chief Executive Officer